UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

THE SINGING MACHINE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24968	95-3795478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code (954) 596-1000

Copies to:

Gary Atkinson

Chief Executive Officer

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

954-596-1000 (phone)

954-596-2000 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	SMDM	OTCQX

Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2020, the Company executed a tri-party Intercreditor Agreement for a Revolving Line of Credit on eligible accounts receivable and inventory. The Company signed a two-year Loan and Security Agreement for a $10,000,000 financing facility with Crestmark, a division of Meta Bank, NA (“Crestmark”) on eligible accounts receivable. Further, the Company also executed a two-year Loan and Security Agreement with Iron Horse Credit (“Iron Horse”) for up to $2,500,000 in inventory financing. Both agreements automatically renew each year until expiration unless advance written notification is given and both agreements expire on June 15, 2022. The combined facility provides the Company with up to $12,500,000 in financing during the Company’s peak season. The Facility provides for borrowing against eligible accounts receivable and inventory.

Interest on the loan with Crestmark is Prime Rate plus 5.5% (with a minimum of 8.75% p.a.) and interest on the loan with Iron Horse is 15.5% p.a. The Company will be charged interest on a minimum of $2,000,000 annually on the accounts receivable financing agreement and interest on minimum of $1,000,000 annually on the inventory facility regardless of the Company’s utilization of these credit facilities. The credit facility is secured with all assets of the Company as well as a related-party debt subordination agreement in the amount of $802,659 from Starlight Marketing Development, Ltd. (“Starlight Marketing”). Simultaneous, the Company executed a promissory note with Starlight Marketing which will accrue non-compunded interest at a rate of 6% per annum. Provision has been made to allow repayment of the $802,659 from future profits provided the Company meets debt coverage ratio of 1 : 1 inclusive of any principal repayments, starting on December 31, 2020.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number	Description
99.1	(Filed herewith). Intercreditor Agreement with Crestmark and Iron Horse
99.2	(Filed herewith). Loan and Security Agreement with Crestmark
99.3	(Filed herewith). Schedule to Loan and Security Agreement with Crestmark
99.4	(Filed herewith). Promissory Note with Crestmark
99.5	(Filed herewith). Loan and Security Agreement with Iron Horse
99.7	(Filed herewith). Subordination Agreement with Starlight Marketing
99.8	(Filed herewith). Promissory Note with Starlight Marketing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SINGING MACHINE, COMPANY, INC.

Date: June 19, 2020	/s/ Gary Atkinson
Gary Atkinson
Chief Executive Officer